Exhibit 99.1
                                 PPL CORPORATION
                                 ---------------
               CORPORATE ORGANIZATION BEFORE AND AFTER REALIGNMENT
               ---------------------------------------------------
                             (SELECTED SUBSIDIARIES)

Before Realignment
------------------
PPL Corporation
     PPL Electric Utilities Corporation
          PPL Transition Bond Company, LLC
          PPL Capital Trust
          PPL Capital Trust II
          PPL Energy Funding Corporation
               CEP Delaware, Inc.
               CEP Reserves, Inc.
               PPL Rights, Inc.
               CEP Commerce, LLC
          PPL Interstate Energy Company
          Pennsylvania Mines Corporation
          Realty Company of Pennsylvania
          PPL EnergyPlus, LLC
               PPL Synfuel Investments, LLC
     PPL Global, LLC
          PPL Generation Holdings, LLC
               PPL Maine, LLC
               PPL Montana Holdings, LLC
     PPL Spectrum, Inc.
          Burns Mechanical, Inc.
     H.T. Lyons, Inc.
     McClure Company
     McCarl's Inc.
     Western Mass. Holdings, Inc.
     PPL Capital Funding, Inc.
     PPL Gas Utilities Corporation

                                 PPL CORPORATION
                                 ---------------
               CORPORATE ORGANIZATION BEFORE AND AFTER REALIGNMENT
               ---------------------------------------------------
                             (SELECTED SUBSIDIARIES)

After Realignment
-----------------
PPL Corporation
     PPL Electric Utilities Corporation
          PPL Transition Bond Company, LLC
          PPL Capital Trust
          PPL Capital Trust II
          CEP Commerce, LLC
     PPL Energy Funding Corporation
          PPL Global, LLC
          PPL EnergyPlus, LLC
               PPL Synfuel Investments, LLC
               PPL Spectrum, Inc.
               PPL Energy Services Holdings, LLC
                    Burns Mechanical, Inc.
                    H.T. Lyons, Inc.
                    McClure Company
                    McCarl's Inc.
                    Western Mass. Holdings, Inc.
          PPL Generation, LLC
               PPL Holtwood, LLC
               Pennsylvania Mines Corporation
               PPL Maine, LLC
               PPL Interstate Energy Company
               Realty Company of Pennsylvania
               PPL Montana Holdings, LLC
               PPL Susquehanna, LLC
               PPL Montour, LLC
               PPL Martins Creek, LLC
               PPL Brunner Island, LLC
                    PPL Rights, Inc. (jointly owned by PPL Montour, PPL Martins Creek, and PPL Brunner Island)
          CEP Delaware, Inc.
          CEP Reserves, Inc.
     PPL Services Corporation
     PPL Capital Funding, Inc.
     PPL Gas Utilities Corporation